Supplement dated June 16, 2010
to the Class J Prospectus
for Principal Funds, Inc.
dated March 1, 2010 / March 16, 2010 / May 1, 2010

(as supplemented on March 1, 2010, March 17, 2010, May 3, 2010, May 19, 2010, and May 27, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

INCOME FUND
Effective June 30, 2010, the benchmark will change. The Investment Advisor and Sub-Advisor believe the
Barclays Capital Aggregate Bond Index is a better representation of the investment universe for this Fund’s investment philosophy than the Citigroup Broad Investment Grade Bond Index.

Average Annual Total Returns

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Class J Return Before Taxes	19.76%	5.11%	6.42%
Class J Return After Taxes on Distributions	17.22%	3.09%	4.14%
Class J Return After Taxes on Distribution and Sale of Fund Shares	12.72%	3.15%	4.10%
Citigroup Broad Investment Grade Bond Index	5.06%	5.22%	6.47%
(reflects no deduction for fees, expenses, or taxes)
Barclays Capital Aggregate Bond Index	5.93%	4.97%	6.33%
(reflects no deduction for fees, expenses, or taxes)

LARGECAP GROWTH FUND I
Effective July 1, 2010, delete the Annual Fund Operating Expenses table and paragraph below the table, and substitute:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

For the year ended October 31, 2009	Class J

Management Fees(1)	0.64%
Distribution and/or Service (12b-1) Fees	0.45%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.49%
Fee Waiver	0.02%
Total Annual Fund Operating Expenses after Fee Waiver	1.47%

(1)	Management fees have been restated to reflect current fees. Effective July 1, 2010, management fees were reduced by
0.09%.

Principal has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2011. The fee waiver will reduce the Fund's Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis).

Effective July 1, 2010, delete the table of numbers in the Example and substitute:

	1 year	3 years	5 years	10 years
Class J	$250	$469	$811	$1,777

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class J	$150	$469	$811	$1,777

MIDCAP VALUE FUND III
Below the “Annual Fund Operating Expenses” table, add the following:
Principal has contractually agreed to limit the Fund’s Management Fees through the period ending February 28, 2012. The fee waiver will reduce the Fund’s Management Fees by 0.01% (expressed as a percent of average net assets on an annualized basis).

Add the following paragraph to the end of the Principal Investment Strategies:

1

Principal Management Corporation invests between 10% and 40% of the Fund's assets in common stocks. It employs an active, quantitative “structured equity” strategy in an attempt to match or exceed the performance of the Fund's benchmark index (identified in the average annual total returns table below) with lower risk and improved predictability of returns for the entire Fund compared to the benchmark index. This strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the
Fund's benchmark index.

In the Management – Investment Advisor section, add the following below Principal Management Corporation:
• Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

MONEY MARKET FUND
In the Principal Investment Strategies, in the first sentence of the second paragraph, delete “90” and substitute
“60.”

PREFERRED SECURITIES FUND
Delete the Average Annual Total Returns table and substitute the following:

Average Annual Total Returns

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Class J Return Before Taxes	44.38%	1.81%	3.45%
Class J Return After Taxes on Distributions	41.14%	0.03%	1.81%
Class J Return After Taxes on Distribution and Sale of Fund Shares	28.81%	0.54%	2.02%
Merrill Lynch Fixed Rate Preferred Securities Index	-15.20%	-6.14%	0.83%
(reflects no deduction for fees, expenses, or taxes)
Barclays Capital U.S. Tier I Capital Securities Index	46.19%	0.37%	4.09%
(reflects no deduction for fees, expenses, or taxes)
Preferreds Blended Index (reflects no deduction for fees, expenses, or taxes)	29.14%	-1.37%	2.18%

SMALLCAP GROWTH FUND II
In the Principal Risks section, delete Derivatives Risk.

MANAGEMENT OF THE FUNDS
Under the sub-heading “The Manager,” add MidCap Value Fund III to the list of funds in the third paragraph.

Under the sub-heading “Cash Management,” add MidCap Value Fund III to the list of funds in the paragraph’s last sentence.

Under the sub-heading “The Sub-Advisors,” add the following after the second paragraph:
Some of the Sub-Advisors may enter into co-employee agreements, investment service agreements, dual employee agreements, or other similar agreements with advisers with which they are affiliated. Through the agreements, the Sub-Advisor’s portfolio manager usually is accorded access to the portfolio management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff of the affiliated investment advisory firm. Likewise, through the agreements, the portfolio manager usually has access to the trading staff and trade execution capabilities along with the order management system, pre- and post-trade compliance system, portfolio accounting system and portfolio accounting system and performance attribution and risk management system of the affiliated investment advisory firm.

In the section for Principal Global Investors, LLC, add the following:
Add the following to Michael Ade’s biographical information: As a co-employee of PGI and Principal Global
Investors (Singapore) Limited, Mr. Ade manages Principal Fund assets as an employee of PGI.

Add the following to Juliet Cohn’s biographical information: As a co-employee of PGI and Principal Global
Investors (Europe) Limited, Ms. Cohn manages Principal Fund assets as an employee of PGI.

In the March 17, 2010 supplement, delete the paragraph added to the “Fees Paid to Principal” sub-section that described a voluntary limit to the management fee of the LargeCap Growth Fund I.